UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 9, 2011

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2011, the Board of Directors of MIPS Technologies, Inc. (the “Company”) approved revisions to the Performance-Based Bonus Plan for Executives (the “Bonus Plan”), which includes the Chief Executive Officer.  Under the Bonus Plan, a specified percentage of the executive officer’s base salary is established as the target bonus amount.  The target bonus amount is then multiplied by a multiplier, calculated based on overall corporate performance for the fiscal year and the executive officer’s individual performance for the fiscal year.  The corporate performance component of the multiplier is tied to the corporate revenue and operating margin targets contained in the financial plan that the Board of Directors approves each year.  The revisions approved by the Board of Directors modified the calculation of the target bonus amount and added the individual performance component of the multiplier.

The revised Performance-Based Bonus Plan for Executives is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.   Other Events.

On August 31, 2011, Brad Holtzinger, the Vice President of Worldwide Sales of the Company amended a pre-arranged stock trading plan that he had previously entered into.  The purpose of the amendment was to include certain stock option and restricted stock unit grants that were awarded to Mr. Holtzinger in August 2011.

Under his amended stock trading plan, Mr. Holtzinger may sell up to 72,000 shares of Company common stock acquired pursuant to options and restricted stock units, and all shares purchased through participation in the Company’s ESPP. The stock options and restricted stock units were originally granted to Mr. Holtzinger from 2008 to 2011.  The scheduled termination date for the stock trading plan, May 8, 2013, remains unchanged.

The transactions under the stock trading plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The stock trading plan was adopted in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding stock transactions.

Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock. Using these plans, individuals can prudently and gradually diversify their investment portfolios over an extended period of time.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            10.1     Performance-Based Bonus Plan for Executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: September 9, 2011	By:	/s/ GAIL SHULMAN
Name: Gail Shulman
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Performance-Based Bonus Plan for Executives.